Scudder
Global
Discovery Fund

Annual Report
October 31, 1997

Pure No-Load(TM) Funds

For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief

o For the twelve-month period ended October 31, 1997, Scudder Global Discovery Fund returned 11.14%, exceeding the 10.07% average return of global small-cap funds for the same period, according to Lipper Analytical Services.


o Morningstar assigned the Fund a 4-star rating for its risk-adjusted performance among 637 international funds as of October 31, 1997^1


o The Fund benefited from a steadily increasing emphasis on U.S. small-cap stocks, one of the strongest performing global small-cap markets.


o A limited exposure in Asia and the Pacific Rim helped the Fund avoid some of the fallout from currency devaluations in Southeast Asia.



^1 Morningstar's proprietary ratings reflect historical, risk-adjusted performance. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the international category, the Fund received a 4-star rating for the three- and five-year periods among 637 and 261 funds, respectively. The Fund was not rated for the ten-year period because it commenced operations on September 10, 1991. Past performance is no guarantee of future results.


                                Table of Contents

   3  Letter from the Fund's Chairman    21  Notes to Financial Statements
   4  Performance Update                 25  Report of Independent Accountants
   5  Portfolio Summary                  26  Tax Information
   6  Portfolio Management Discussion    26  Officers and Directors
  11  Glossary of Investment Terms       27  Shareholder Meeting Results
  12  Investment Portfolio               29  Investment Products and Services
  17  Financial Statements               30  Scudder Solutions
  20  Financial Highlights


                       2 - Scudder Global Discovery Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present the annual report for Scudder Global Discovery Fund for the twelve-month period ended October 31, 1997.

     The period proved to be an ideal environment to test the Fund's diversified, global approach, as the Fund's U.S. and foreign small-cap stock holdings took turns leading performance during the twelve months. In the end, U.S. small-caps, an area that Fund management had been increasing throughout the year, provided the majority of the Fund's positive performance. The Fund also benefited from only token exposure to the emerging markets of Southeast Asia, which experienced significantly increased volatility in the wake of several currency devaluations. A detailed discussion of the Fund's activities begins on page 6.

     In this environment, we believe a sound investment approach is based on careful diversification. This can be accomplished with exposure to small-cap, foreign, emerging market, and fixed income securities, in addition to large-cap U.S. stocks. Scudder Global Discovery Fund can serve as an important holding in this type of diversified portfolio, which, when combined with a habit of investing regularly and a long-term perspective, can help many investors meet their investing goals.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 31.

     Thank you for your investment in Scudder Global Discovery Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Discovery Fund


                       3 - Scudder Global Discovery Fund

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                           Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER GLOBAL DISCOVERY FUND
TICKER SYMBOL:     SGSCX
--------------------------------------------
1 Year          $ 11,114    11.14%    11.14%
5 Year          $ 20,367   103.67%    15.29%
Life of Fund*   $ 20,487   104.87%    12.38%
--------------------------------------------
SALOMON BROTHERS WORLD EQUITY EMI
--------------------------------------------
1 Year          $ 11,334    13.34%    13.34%
5 Year          $ 19,351    93.51%    14.11%
Life of Fund*   $ 18,778    87.78%    10.91%
--------------------------------------------
MSCI WORLD INDEX
--------------------------------------------
1 Year          $ 11,676    16.76%    16.76%
5 Year          $ 20,326   103.26%    15.23%
Life of Fund*   $ 19,569    95.69%    11.65%
--------------------------------------------
* The Fund commenced operations on September 10, 1991.
  Index comparisons begin September 30, 1991.

----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year            Amount
----------------------
9/91*          $10,000
'91            $ 9,770
'92            $ 9,894
'93            $13,459
'94            $13,837
'95            $14,988
'96            $18,131
'97            $20,151

MSCI WORLD INDEX
Year            Amount
----------------------
9/91*          $10,000
'91            $10,159
'92            $ 9,627
'93            $12,229
'94            $13,164
'95            $14,410
'96            $16,760
'97            $19,569

SALOMON BROTHERS WORLD EQUITY EMI
Year            Amount
----------------------
9/91*          $10,000
'91            $10,148
'92            $10,245
'93            $13,422
'94            $14,245
'95            $15,225
'96            $17,492
'97            $19,825

YEARLY PERIODS ENDED OCTOBER 31

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
With this report, the Fund has adopted the Salomon Brothers World Equity Extended Market Index (EMI) as its primary securities market index over the Morgan Stanley Capital International World Index. The Salomon EMI comprises the smallest 20% of global small-cap stocks and better represents the securities and markets in which the Fund typically invests.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991*    1992      1993      1994      1995      1996      1997
                     ---------------------------------------------------------------------
NET ASSET VALUE...   $ 11.92   $ 12.05   $ 16.14   $ 16.27   $ 17.54   $ 20.45   $ 21.64
INCOME DIVIDENDS..   $    --   $   .02   $   .07   $   .18   $    --   $   .20   $   .13
CAPITAL GAINS
DISTRIBUTIONS.....   $    --   $    --   $   .12   $   .15   $   .08   $   .44   $   .86
FUND TOTAL
RETURN (%)........      -.67      1.26     36.04      2.80      8.32     20.97     11.14
INDEX TOTAL
RETURN (%)........      1.48     -4.37     31.01      6.13      6.88     14.89     13.34


On March 6, 1996, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Global Small Company Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the five year and life of Fund periods would have been lower.


                        4 - Scudder Global Discovery Fund

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
U.S. & Canada                      49%
Europe                             42%
Japan                               7%
Other                               2%
--------------------------------------
                                  100%
--------------------------------------
Increases in holdings of U.S. stocks
benefited the portfolio, as the U.S.
market led the performance of global
small-cap stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          17%
Service Industries                 16%
Technology                         16%
Consumer Staples                    9%
Consumer Discretionary              8%
Health                              7%
Energy                              6%
Media                               5%
Manufacturing                       5%
Other                              11%
--------------------------------------
                                  100%
--------------------------------------
The Fund's individual stock selection
approach resulted in an increased
presence in U.S. technology stocks,
one of the strongest performing
sectors during the period.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(27% of Portfolio)
--------------------------------------------------------------------------
1.   BANK OF IRELAND PLC
     Bank in Ireland
2.   BILLING CONCEPTS
     Billing and information management services in the United States
3.   NETWORK APPLIANCE, INC.
     Designer and manufacturer of network data storage devices in the United States
9.   STERLING COMMERCE, INC.
     Producer of electronic data interchange
     products and services in the United State
5.   SERCO GROUP PLC
     Facilities management company in the United
     Kingdom
6.   SHOHKOH FUND & CO., LTD.
     Finance company for small- and
     medium-sized firms in Japan
7.   VITESSE SEMICONDUCTOR CORP.
     Manufacturers of digital integrated circuits in the United State
8.   IHC CALAND NV
     Dredging and offshore services in the
     Netherlands
9.   JERONIMO MARTINS SA
     Food producer and retailer in Portugal
10.  CENTRAL EUROPEAN MEDIA
     ENTERPRISES LTD.
     Owner and operator of national and regional private commercial television stations in
     Central Europe and Germany

Reflecting the significance of the Fund's
"bottom-up" approach, about 85% of the
Fund's return is attributed to 10 stock
holdings.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder Global Discovery Fund

                         Portfolio Management Discussion

We asked Gerald J. Moran, lead portfolio manager of Scudder Global Discovery Fund, to discuss the market environment and the Fund's current investment strategy.

Q: How did the global markets perform over the twelve months ended October 31, 1997?

A: Within the small-cap sector, U.S. stocks led the performance of the global markets by a significant margin. Domestic small-caps came from behind to nearly match the returns of large-cap U.S. stocks, as solid economic growth, relatively low interest rates, and benign inflation provided a favorable background. After the summer, investors reacted to global economic anxiety by selling large-cap stocks, which had been favored for over a year. As a consequence, the relative performance of U.S. small-cap stocks accelerated in the last three months of the period.

Overseas, European stocks fared reasonably well, despite the Socialist victory in the French elections and worries over German policy toward EMU (European Monetary Union). Restructuring momentum helped propel German stocks, and all other major European markets participated in the rally. Within the portfolio, companies in Ireland and the U.K. were the second and third best-performing after U.S. holdings. Nevertheless, the performance of foreign small-cap stocks failed to overtake the returns of their larger cap counterparts for the period.

In Asia and the Pacific Rim, the markets experienced a significant correction triggered by currency devaluations in Southeast Asia beginning in July. As a result, interest rates soared, growth expectations were lowered and stocks fell across the region, including in Japan, where we continued to trim our already small exposure (7% of assets on October 31, 1997). Elsewhere in the Pacific, the Fund had little exposure as we exited our lone Southeast Asian holding (Arab Malaysian Bank). The currency crisis in Southeast Asia was brought on largely by poor macroeconomic policies. Banks became over-extended as the risks inherent in profligate lending materialized. In addition, overcapacity intensified, as countries in the region engaged in competitive currency devaluations in an attempt to sustain exports. We expect that bargains may emerge but, at this point, we need to see more transparency; that is, the interests of management, local owners, and large local investors must be aligned with the interests of foreign stockholders. The custom of governments bailing out favored local stockholders to the detriment of all others has tainted the markets and has to stop before meaningful foreign investment returns. The IMF (International Monetary Fund) bailout of Korea might mark a turning point for investor sentiment, but we remain cautious on stocks in this part of the world.

We have had a very small portion of the portfolio invested in developing markets but, looking forward, we expect to favor companies in both Latin America and Eastern Europe.

Q: Japan's market and economy have continued to struggle. What is your assessment?

A: The well-publicized banking and real estate problems have been overhanging the Japanese market for years. Denial has been the official order of the day. For a market to function efficiently, the risk of failure must be present. Without that risk, banks have been encouraged to make questionable loans and,


                       6 - Scudder Global Discovery Fund
over time, the foundation of the system has become suspect. Now, the environment in Japan may be changing. We are encouraged by the recent announcement that Hokkaido Takushoku Bank (one of Japan's "top ten") was allowed to fail. Also, the bankruptcy of one of the country's leading brokerage houses, Yamaichi, may potentially also prove beneficial in the long run, marking a significant turn toward a genuine open market system. Despite poor market performance in Japan, especially among small-cap stocks, two of our holdings -- Nichei and Shohkoh Fund -- were among the top contributors to the Fund's performance. For the period, Nichei was up 65% and Shohkoh was up 54%.

Q:  How did global small-cap stocks perform?

A: We saw a shift over the period: during the first six months, foreign small-caps led the markets; over the second half, U.S. small-caps led. This was an environment in which a global investment approach was particularly valuable. We were able to take advantage of this environment by shifting into some U.S. securities at reasonable valuations in the spring of 1997. For the twelve months ended October 31, 1997, U.S. small-cap stocks captured the lion's share of global small-cap gains, returning 29.34%, as measured by the unmanaged Russell 2000 Index. Foreign small-cap stocks had more modest returns, detracting from the performance of the Salomon Brothers Extended Market Index (representing the smallest 20% of the global small-cap universe), which returned 13.34% for the same period. Within the U.S. small-cap universe, value stocks outperformed growth stocks.


THE PRINTED DOCUMENT HAS A HORIZONTAL BAR CHART HERE

BAR CHART TITLE:

 Stock Market and Currency Performance
 Twelve Months Ended October 31, 1997

                                       Currency Return          Stock Return
                                       ---------------          ------------

                   Italy                    -10%                     39.3%

                   Mexico                    -6.5%                   38.3%

                   Netherlands              -10.5%                   32.6%

                   Germany                  -11%                     29.0%

                   Brazil                    -5.8%                   27.6%

                   U.S.                       0%                     23.5%

                   France                   -10.4%                   18.3%

                   U.K.                     -2.3%                    17.6%

                   Argentina                 0%                      10.4%

                   Taiwan                  -11.1%                     5.5%

                   Japan                   -3.5%                    -13.2%

                   Hong Kong                 0.1%                   -21.0%

                   Indonesia               -33%                     -21.5%

                   Korea                   -12.4%                   -27.7%

                   Singapore               -11%                     -28.5%

                   Philippines             -25.7%                   -42.7%

                   Thailand                -37.5%                   -46.2%

                   Malaysia                -25.1%                   -46.3%


                   Source: Factset


                       7 - Scudder Global Discovery Fund

Q: And the Fund?

A: The Fund returned 11.14% for the twelve months, exceeding the 10.07% average return of global small-cap funds for the same period, according to Lipper Analytical Services. The Fund maintained its 4-star rating from Morningstar, which ranked the Fund's risk-adjusted performance among the top third of 637 funds in the international category.

Q: What were the major factors that contributed to performance?

A: Individual stock selection remained a major factor in the overall results. About 85% of the Fund's total return for the fiscal year can be attributed to ten stocks. This concentration reflects our emphasis on individual stock selection over "top down" country or regional decisions. We mitigate individual security risk by making sure that major stock weightings are not all highly correlated to one event. Thus, the volatility of individual stocks is not translated to the portfolio as a whole.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:
 Performance of Foreign v. U.S. Small-Cap
 Markets


                          Foreign Small-Caps^1          U.S. Small-Caps^2
                          --------------------          -----------------

            12/89              100.0 %                       100.0 %

                                85.7                         96.7

                                94.4                        100.0

           12/90                73.9                         79.8

                                77.5                         88.1

                                84.3                        108.8

                                79.7                        108.9

           12/91                84.2                        117.5

                                82.5                        128.1

                                74.5                        130.6

                                77.5                        127.5

           12/92                73.4                        131.9

                                70.0                        148.7

                                80.5                        156.7

                                89.0                        159.7

           12/93                94.5                        171.0

                                91.8                        173.1

                               100.0                        166.9

                               103.7                        161.4

           12/94               103.0                        172.2

                                99.6                        168.6

                                99.0                        180.7

                                98.9                        197.0

           12/95               102.9                        216.9

                               104.8                        222.3

                               110.9                        233.7

                               115.7                        242.5

           12/96               113.1                        248.3

                               112.4                        262.6

                               110.4                        252.0

                               118.3                        290.3

           9/97                113.4                        334.9


U.S. small-caps outperformed foreign small-caps during the period and over the longer term.

^1 Salomon Extended Market Index (excluding U.S.)

^2 Salomon Extended Market Index (U.S. only)


In addition, our increased weighting in U.S. small-caps was an important contributor to performance. At the end of the period, U.S. small-caps constituted 47% of Fund assets, a historically high weighting.

Q: Do you have some specific names?

A: We have several holdings that worked well for us over the period, including top Fund holding Bank of Ireland, a consistent workhorse with a below-average price earnings ratio and an above-average dividend. The stock increased in value by 54% for the period. Billing Concepts and Vitesse Semiconductor are two U.S.-based companies in the top ten that also increased in value by 50% or more, as did Jeronimo Martins (Portugal) and Serco (UK).

Q: U.S.-based high tech, high growth stocks were important contributors to the Fund's performance over the period. What was the story in tech?

A: We don't have many technology companies in the portfolio, but the few we have we watch very closely, such as Vitesse Semiconductor. This U.S. company is the largest manufacturer of gallium arsenide semiconductors and is a leader in producing high speed semiconductors for telecommunications and PC applications. Vitesse has mastered the efficient and low cost production of "GaAs," as they are called. The company fits in well with our principal criteria for stock selection: unique product, market leader, and fast growing. We believe the company is positioned to grow at a well above-average rate, as the demand for


                       8 - Scudder Global Discovery Fund
faster speeds in telecommunications appears almost limitless. Vitesse was up 74% from our initial purchase in November of 1996.

Octel Communications (up 78%) was another big winner in the U.S. technology area. The company is a leader in the voice messaging business. We picked up the stock after the company announced a bad quarter in November of 1996. In September of 1997, we sold this position to Lucent Technologies, which made a public offering for all of Octel's shares. We think Lucent shared our view that Octel has a solid market position plus excellent technology and should fare well over the long term.

Another strong performer was Billing Concepts, up 50%. The company operates in the fast growing outsourcing and telecommunications areas. The company is an innovator, providing billing services for small regional and long distance telephone companies (many of which came into existence within the last ten years). With contractual agreements to collect and bill customers, it is able to perform this service at a lower cost than if their corporate clients were to do it themselves. As the stock price declined at certain points during the year, we continued to add shares to our position to the point where it is now the second largest in the portfolio. As a small, niche player in a huge, fast-growing industry, we think this company continues to have considerable promise.

Q: Were there any stocks that didn't work out the way you expected?

A: There always seem to be a few, but the important thing is to recognize them, and then act quickly. We had stuck our toe in the water in Malaysia with Arab Malaysian Bank, where the fundamentals looked very strong given the "old rules," that is, before the currency crisis in Southeast Asia. We liked the fact that the bank's management was aligned with the interests of foreign investors and the attractive valuation of the stock. After the devaluations, the firm's solid fundamentals didn't matter. We sold the stock in the summer of 1997. Fresenius, the German manufacturer of kidney dialysis equipment, was another disappointment. The company had been a strong performer in previous years, and we simply held the stock too long. However, we still exited the holding with significant gains. In the case of Sitel, a U.S. telemarketing company (inbound and outbound calls), the stock declined substantially, as the company decided to forgo earnings for market share in the short term. We continued to hold the stock because we think the market has overreacted to the absence of current earnings and that the company has a bright future.

Q: What was your approach to managing currencies?

A: The strength of the dollar offset some of the advances in stock prices overseas; however, hedging currencies provided meaningful gains for the Fund during the twelve months. We hedged both the yen and the major European currencies during the year, profiting the portfolio on all positions. We unwound all currency hedges toward the end of the period and are currently willing to sit on the sidelines. We are still inclined to think that the new Euro currency will be weak relative to the dollar over the long term, but we anticipate continuing volatility in the near-term with no clear direction. We have little


                       9 - Scudder Global Discovery Fund
confidence in our ability to evaluate the direction of the yen over the next year, as policy decisions will probably be the prime determinant of the direction of the currency. Therefore, the portfolio remained unhedged at the end of the period. As noted above, we have not had meaningful stock holdings in those countries experiencing significant currency devaluations. We expect to hedge defensively only in attempting to protect our stock selections.

Q: What is your strategy going forward?

A: Over the next few months, we expect our stock selection efforts to focus on Europe, and to a much lesser extent, the Pacific region where we have less than 7% of assets. With the Fund's U.S. holdings at the highest level of concentration since the Fund's inception, we intend to selectively sell stocks we believe are overpriced. Elsewhere in the developed world, the critical issue continues to be the acceptance of U.S./U.K.-style restructuring and shareholder orientation. The restructuring process has acquired momentum in Europe and appears sustainable at this point. We think that investor interest in small stocks abroad will increase in the months ahead, as the relative attractiveness of small-caps, which have not kept pace with larger cap issues, begins to be recognized. We will continue to emphasize stock selection, stressing niche leadership among the companies we purchase, while seeking changing business environments conducive to corporate growth in shareholder earnings. As we perceive greater value among smaller issues, the portfolio's average market capitalization should decrease.


           Scudder Global Discovery Fund: A Team Approach to Investing

  Scudder Global Discovery Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Gerald J. Moran has set Scudder Global Discovery Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1991. Gerry joined Scudder's equity research and management area in 1968 and has been a portfolio manager since 1985. Sewall Hodges, Portfolio Manager, joined Scudder in 1995 and the team in 1996. Sewall, who has 11 years' experience in global analysis and portfolio management, focuses on stock selection and research. Portfolio Manager Elizabeth Allan, who joined the team in 1994, concentrates on the Fund's Pacific Basin investments. Elizabeth has been a portfolio manager at Scudder since 1991 and joined the firm in 1987. Joan Gregory, Portfolio Manager, joined the team in 1994 and focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been selecting global and international stocks since 1989.


                       10 - Scudder Global Discovery Fund

                          Glossary of Investment Terms

 CURRENCY DEVALUATION        A significant decline of a currency's value
                             relative to other currencies, such as the U.S.
                             dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

 FUNDAMENTAL RESEARCH        Analysis of companies based on the projected
                             impact of management, products, sales, and earnings on balance sheets and income statements.
                             Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 LIQUIDITY                   A stock that is liquid has enough shares
                             outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 MARKET CAPITALIZATION       The value of a company's outstanding shares of
                             common stock, calculated by multiplying the number of shares outstanding by the share price (Shares x
                             Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 PRICE-EARNINGS RATIO (P-E) A widely used gauge of a stock's valuation that (ALSO "EARNINGS MULTIPLE") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


 TRANSPARENCY                The degree to which investors can evaluate if a
                             company is managed in the interests of
                             shareholders. Transparency is often an issue in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.




(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                       11 - Scudder Global Discovery Fund

                   Investment Portfolio as of October 31, 1997

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%,
  to be repurchased at $17,784,443 on 11/3/97, collateralized by a $17,549,000                                     -----------
  U.S. Treasury Note, 6.75%, 4/30/00 (Cost $17,776,000) .................................     17,776,000            17,776,000
                                                                                                                   -----------
U.S. Treasury Obligations 0.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 1/8/98 (Cost $99,070) ...............................................        100,000                99,070
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.9%
------------------------------------------------------------------------------------------------------------------------------
Argentina 0.8%
Banco Rio de la Plata S.A. (Private bank) ...............................................         60,000               630,000
Dalmine Siderca (Steel producer) ........................................................        832,653             2,041,235
                                                                                                                   -----------
                                                                                                                     2,671,235
                                                                                                                   -----------
Austria 0.9%
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil
  and gas drilling equipment) ...........................................................         12,800             1,513,825
VAE Eisenbahnsysteme AG (Manufacturer of electronic railroad control systems) ...........         18,000             1,765,360
                                                                                                                   -----------
                                                                                                                     3,279,185
                                                                                                                   -----------
Canada 0.6%
Canadian 88 Energy Corp.* (Oil and natural gas exploration and production) ..............        384,500             1,596,002
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of
  cancer and certain infectious diseases) ...............................................        205,000               530,919
                                                                                                                   -----------
                                                                                                                     2,126,921
                                                                                                                   -----------
Czech Republic 2.1%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional private commercial television stations in Central Europe
  and Germany) ..........................................................................        257,700             7,537,725
                                                                                                                   -----------
France 1.3%
Dassault Systemes S.A.* (Computer aided design, manufacturing and engineering
  software products) ....................................................................        113,600             3,407,065
Group AB S.A.* (ADR) (Producer and distributor of television programming) ...............        150,000             1,115,625
                                                                                                                   -----------
                                                                                                                     4,522,690
                                                                                                                   -----------
Germany 3.6%
Beta Systems Software AG* (Developer of processing automation software) .................         17,270             1,652,584
Marschollek Lautenschlaeger und Partner AG (pfd.) (Leading independent life
  insurance company) ....................................................................         31,100             7,124,340
Moebel Walther AG (pfd.) (Furniture retailer) (b) .......................................         45,500             1,847,126
Pfeifer Vacuum Technology AG* (Manufacturer of various pumps and vacuum systems) ........         58,000             1,885,000
                                                                                                                   -----------
                                                                                                                    12,509,050
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hungary 0.5%
Richter Gedeon Rt (Pharmaceutical company) ..............................................         19,800             1,841,400
                                                                                                                   -----------
Indonesia 0.0%
Steady Safe Transportation Service (Operator of taxis and buses in Jakarta) .............            443                   120
                                                                                                                   -----------
Ireland 6.9%
Bank of Ireland PLC (Bank) ..............................................................        922,568            11,678,445
Irish Continental Group PLC (Transport of passengers, freight and containers
  between Ireland, the U.K. and the continent) ..........................................        184,505             2,246,817
Irish Life PLC (Provider of life and disability insurance and pensions) .................        814,550             4,286,080
Irish Permanent PLC (Retail financial services group) ...................................        182,152             1,738,930
Jury's Hotel Group PLC (Hotel operator) .................................................        501,255             3,052,026
Ryan Hotels PLC (Owner and operator of hotel chain) .....................................      1,213,200             1,094,355
                                                                                                                   -----------
                                                                                                                    24,096,653
                                                                                                                   -----------
Italy 3.1%
Aeroporti di Roma SpA* (Management of Fiumicino and Ciampino airports) ..................        239,000             2,167,018
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ....        444,800             2,416,392
Saes Getters SpA di Risparmio (Manufacturer of getters, refined chemicals used
  in cathode-ray tubes and other monitors) ..............................................        208,300             2,189,395
Saipem SpA (International contractor in oil and gas exploration and drilling,
  construction of refineries and pipelines) .............................................        748,000             4,198,252
                                                                                                                   -----------
                                                                                                                    10,971,057
                                                                                                                   -----------
Japan 6.8%
Albis Co Limited (Food wholesaler) ......................................................         78,000               417,313
FCC Co., Ltd. (Manufacturer of motorcycle and automobile clutches) ......................         41,000               647,171
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ....................         63,000             6,908,698
Riso Kagaku Corp. (Manufacturer of copying machines) ....................................         50,900             2,998,098
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) .............         28,000             9,072,028
Square Co., Ltd. (Producer of software for video games) .................................        108,200             3,928,171
                                                                                                                   -----------
                                                                                                                    23,971,479
                                                                                                                   -----------
Luxembourg 2.0%
Millicom International Cellular S.A.* (Developer and operator of cellular
  telephone networks) ...................................................................        168,100             7,060,200
                                                                                                                   -----------
Mexico 0.9%
TV Azteca, S.A. de C.V. (ADR) (Owner and operator of national television networks) ......        174,200             3,331,575
                                                                                                                   -----------
Netherlands 3.8%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) ..........         69,600             1,431,510
IHC Caland NV (Dredging and offshore services) ..........................................        129,000             7,919,889

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Koninklijke Nedlloyd Groep NV (Container shipping and transportation) ...................        138,100             4,097,270
                                                                                                                   -----------
                                                                                                                    13,448,669
                                                                                                                   -----------
Poland 0.7%
Debica S.A. "A" (Tire manufacturer) .....................................................         44,900             1,185,308
Pioneer Poland Fund (Closed-end investment company) (b) (c) .............................              3             1,381,993
                                                                                                                   -----------
                                                                                                                     2,567,301
                                                                                                                   -----------
Portugal 3.3%
Jeronimo Martins S.A. (Food producer and retailer) ......................................        117,470             7,682,144
Telecel-Comunicacoes Pessoais, S.A.* (Cellular communication services) ..................         44,366             4,011,484
                                                                                                                   -----------
                                                                                                                    11,693,628
                                                                                                                   -----------
Spain 0.9%
Aldeasa S.A. (Operator of airport duty-free shops) ......................................         49,500             1,025,933
Tele Pizza, S.A.* (Operator of fast-food pizza restaurants in Spain, Portugal,
  Poland, Mexico and Chile) .............................................................         29,000             1,991,545
                                                                                                                   -----------
                                                                                                                     3,017,478
                                                                                                                   -----------
Sweden 1.0%
OM Gruppen AB (Free) (Operator of financial exchanges and clearing organizations) .......         57,400             1,851,292
TV 4 AB (Broadcaster of news, sports, documentaries, entertainment; program producer) ...         92,500             1,491,677
                                                                                                                   -----------
                                                                                                                     3,342,969
                                                                                                                   -----------
Switzerland 0.5%
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers) ......          3,537             1,830,615
                                                                                                                   -----------
United Kingdom 9.1%
Avis Europe PLC (Car rental services) ...................................................      1,171,100             2,927,480
Corporate Services Group PLC (Employment services and training) .........................      1,106,100             4,156,778
Expro International Group PLC (Provider of oilfield services) ...........................        438,900             4,381,239
Games Workshop Group PLC (Manufacturer of table top war game systems and miniatures) ....        110,600             1,271,043
Logica PLC (Producer of custom-build software and associated hardware systems for
  government and industry) ..............................................................        137,600             1,962,238
Provident Financial PLC (Personal finance group) ........................................        581,600             6,722,921
RM PLC (Information technology solutions for educational markets) .......................         47,400               733,600
Serco Group PLC (Facilities management company) .........................................        703,700             9,769,446
                                                                                                                   -----------
                                                                                                                    31,924,745
                                                                                                                   -----------
United States 46.1%
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................         97,100             5,334,431
Autoliv Inc. (Manufacturer of automobile safety bags) ...................................         61,200             2,413,575
Axogen Ltd. Units* (Future development of therapeutic products for treatment
  of neurological disorders) ............................................................        106,100             4,137,900

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
BE Aerospace* (Airline audio/video control systems) .....................................         84,400             2,373,750
Barrett Resources Corp.* (Oil and gas exploration and production) .......................         74,000             2,603,875
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) .............        200,000             4,025,000
Billing Concepts* (Billing and information management services) .........................        275,500            10,813,375
CapMAC Holdings Inc. (Provider of financial guaranty insurance) .........................        133,300             3,999,000
Cintas Corp. (Uniform rentals) ..........................................................         45,000             3,251,250
Cognex Corp.* (Manufacturer of machine vision systems) ..................................        179,400             4,798,950
Concentra Managed Care, Inc.* (Provider of integrated nonrisk-bearing workers'
  compensation managed care) ............................................................        148,100             4,831,763
Consolidated Freightways Corp.* (Less-than-truckload shipping services) .................        235,700             3,329,263
Corporate Express, Inc.* (Retailer of office supply products through telephone
  ordering system, fax and electronic data interchange) .................................        424,500             6,234,844
CytoTherapeutics, Inc.* (Developer of therapeutic products for treatment of
  certain chronic and disabling diseases) ...............................................          2,200                11,550
DuPont Photomasks, Inc.* (Manufacturer of photomasks used in
  semiconductor production) .............................................................         57,600             2,476,800
Fiserv Inc.* (Data processing services) .................................................        120,775             5,404,681
G & K Services Inc. "A" (Uniform rentals) ...............................................         52,100             1,875,600
General Communication, Inc. "A"* (Telecommunication services) ...........................        332,200             2,491,500
Hain Food Group, Inc.* (Provider of specialty food products) ............................        115,700             1,243,775
Healthcare Recoveries, Inc.* (Provider of recovery services for private
  healthcare payors) ....................................................................            500                 9,250
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        109,500             3,695,625
JLK Direct Distribution Inc. "A"* (Manufacturer of metalworking tools) ..................            500                14,938
Kelly Services, Inc. "A" (Temporary help services) ......................................         18,400               653,200
La Quinta Inns, Inc. (Owner and operator of motel chain) ................................         81,600             1,458,600
Midwest Express Holding, Inc.* (Operator of passenger airline catering
  to business travelers) ................................................................         66,500             2,136,313
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ....        209,400            10,522,350
Parametric Technology Corp.* (Mechanical design software producer) ......................         84,600             3,732,975
Samsonite Corp.* (Luggage manufacturer) .................................................        130,100             6,033,388
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based
  information resources) ................................................................         24,400               826,550
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ...............         64,700             2,321,113
Sitel Corp.* (Nebraska based telemarketing company for major credit card and
  insurance companies) ..................................................................        397,300             3,526,038
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses) .....................        220,100             7,510,913
Sterling Commerce, Inc.* (Producer of electronic data interchange products
  and services) .........................................................................        307,934            10,219,560
Suiza Foods Corp.* (Food distributor) ...................................................         71,400             3,596,775

    The accompanying notes are an integral part of the financial statements.


                       15 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.* (Television programming via digital satellite) .......        190,200             1,378,950
Tech Data Corp.* (Distributor of microcomputers, hardware and software) .................        100,000             4,450,000
Tiffany & Co. (Retailer of jewelry and gift items) ......................................        125,400             4,953,300
Total Renal Care Holdings, Inc.* (Provides dialysis services for sufferers
  of chronic kidney failure) ............................................................        156,900             4,834,481
Tower Realty Trust, Inc. (REIT) (Developer and manager of office properties) ............         55,200             1,393,800
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ........        101,200             3,959,450
Vincam Group Inc.* (Provider of solutions to complexities and costs
  of employment and personnel) ..........................................................         20,000               627,500
Vitesse Semiconductor Corp. (Manufacturer of digital integrated circuits) ...............        200,200             8,683,675
Wackenhut Corrections Corp.* (Manager of privatized correctional and
  detention facilities) .................................................................         65,700             1,888,875
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ...................         65,300             1,910,025
                                                                                                                   -----------
                                                                                                                   161,988,526
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $246,232,018)                                                                            333,733,221
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $264,107,088) (a)                                                       351,608,291
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $274,053,512. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $77,554,779. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $93,497,418 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $15,942,639.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,229,119 (0.92% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $4,003,900.

  (c) Market value and cost reflect full payment. The remaining installments which total $738,750 will be payable upon thirty days prior notice from Pioneering Management Limited.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                       16 - Scudder Global Discovery Fund

                                           Financial Statements

                                   Statement of Assets and Liabilities
                                         as of October 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $264,107,088) ...............      $ 351,608,291
                 Cash ................................................................                519
                 Receivable for investments sold .....................................          3,080,937
                 Receivable for Fund shares sold .....................................          2,533,568
                 Dividends and interest receivable ...................................            211,318
                 Foreign taxes recoverable ...........................................             49,330
                 Other assets ........................................................              5,262
                                                                                            ----------------
                 Total assets ........................................................        357,489,225
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          6,603,238
                 Payable for Fund shares redeemed ....................................            387,698
                 Accrued management fee ..............................................            357,145
                 Other payables and accrued expenses .................................          1,019,190
                                                                                            ----------------
                 Total liabilities ...................................................          8,367,271
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 349,121,954
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ........           (113,840)
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................         87,501,203
                    Foreign currency related transactions ............................            (13,155)
                 Accumulated net realized gain .......................................         21,747,987
                 Paid-in capital .....................................................        239,999,759
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 349,121,954
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($349,121,954 / 16,134,908 shares of capital stock outstanding,         ----------------
                    $.01 par value, 100,000,000 shares authorized) ...................             $21.64
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                       17 - Scudder Global Discovery Fund

                                        Statement of Operations
                                      year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $226,485) ...............      $   2,304,339
                 Interest ............................................................          1,467,465
                                                                                            -----------------
                                                                                                3,771,804
                 Expenses:
                 Management fee ......................................................          3,960,949
                 Services to shareholders ............................................          1,170,313
                 Custodian and accounting fees .......................................            434,085
                 Directors' fees and expenses ........................................             51,127
                 Reports to shareholders .............................................            111,148
                 Auditing ............................................................             52,949
                 Legal ...............................................................             20,130
                 Registration fees ...................................................             25,731
                 Other ...............................................................             36,138
                                                                                            -----------------
                                                                                                5,862,570
                ---------------------------------------------------------------------------------------------
                 Net investment loss                                                           (2,090,766)
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         22,558,007
                 Futures contracts ...................................................            (80,095)
                 Foreign currency related transactions ...............................          4,396,378
                                                                                            -----------------
                                                                                               26,874,290
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         12,677,607
                 Foreign currency related transactions ...............................           (430,248)
                                                                                            -----------------
                                                                                               12,247,359
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           39,121,649
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  37,030,883
                ---------------------------------------------------------------------------------------------


                       18 - Scudder Global Discovery Fund

                                  Statements of Changes in Net Assets

                                                                                   Years Ended October 31,
Increase (Decrease) in Net Assets                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment loss .........................................  $ (2,090,766)   $   (573,365)
                 Net realized gain from investment transactions ..............    26,874,290      16,936,926
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ...........................    12,247,359      37,065,126
                                                                                --------------  --------------
                 Net increase (decrease) in net assets resulting from
                    operations ...............................................    37,030,883      53,428,687
                                                                                --------------  --------------
                 Distributions to shareholders from:
                    Net investment income ....................................    (2,252,537)     (2,817,790)
                                                                                --------------  --------------
                    Net realized gains .......................................   (14,901,393)     (6,128,748)
                                                                                --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................   129,503,033     140,375,546
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ............................    16,335,810       8,373,037
                 Cost of shares redeemed .....................................  (167,423,822)    (97,489,394)
                                                                                --------------  --------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .............................................   (21,584,979)     51,259,189
                                                                                --------------  --------------
                 Increase (decrease) in net assets ...........................    (1,708,026)     95,741,338
                 Net assets at beginning of period ...........................   350,829,980     255,088,642
                                                                                --------------  --------------
                 Net assets at end of period (including accumulated
                    distributions in excess of net investment                   --------------  --------------
                    income of $113,840 and $747,671, respectively) ...........  $349,121,954    $350,829,980
                                                                                --------------  --------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................    17,152,364      14,547,124
                                                                                --------------  --------------
                 Shares sold .................................................     6,176,506       7,361,025
                 Shares issued to shareholders in reinvestment of ............       829,650         487,939
                 distributions
                 Shares redeemed .............................................    (8,023,612)     (5,243,724)
                                                                                --------------  --------------
                 Net increase (decrease) in Fund shares ......................    (1,017,456)      2,605,240
                                                                                --------------  --------------
                 Shares outstanding at end of period .........................    16,134,908      17,152,364
                                                                                --------------  --------------


                       19 - Scudder Global Discovery Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                          For the Period
                                                                                                          September 10,
                                                                                                               1991
                                                                                                          (commencement
                                                                                                          of operations)
                                                            Years Ended October 31,                       to October 31,
                                                  1997 (a)  1996 (a)   1995     1994     1993     1992          1991
--------------------------------------------------------------------------------------------------------------------------
                                                  ------------------------------------------------------------------------
Net asset value, beginning of period ............  $20.45   $17.54   $16.27   $16.14   $12.05   $11.92        $12.00
                                                  ------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) ....................    (.12)    (.04)    (.03)    (.02)     .04      .07           .01
Net realized and unrealized gain (loss)
   on investment transactions ...................    2.30     3.59     1.38      .48     4.24      .08          (.09)
                                                  ------------------------------------------------------------------------
Total from investment operations ................    2.18     3.55     1.35      .46     4.28      .15          (.08)
                                                  ------------------------------------------------------------------------
Less distributions:
From net investment income ......................    (.13)    (.20)      --       --     (.07)    (.02)           --
In excess of net investment income ..............      --       --       --     (.18)      --       --            --
From net realized gains on investment
   transactions .................................    (.86)    (.44)    (.08)    (.15)    (.12)      --            --
                                                  ------------------------------------------------------------------------
Total distributions .............................    (.99)    (.64)    (.08)    (.33)    (.19)    (.02)           --
                                                  ------------------------------------------------------------------------
                                                  ------------------------------------------------------------------------
Net asset value, end of period ..................  $21.64   $20.45   $17.54   $16.27   $16.14   $12.05        $11.92
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................   11.14    20.97     8.32     2.80    36.04     1.26          (.67)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........     349      351      255      256      198       55             9
Ratio of operating expenses, net to
   average daily net assets (%) .................    1.63     1.60     1.69     1.70     1.50     1.50          1.50*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) .........................    1.63     1.60     1.69     1.76     2.01     2.53         15.34*
Ratio of net investment income (loss)
   to average daily net assets (%) ..............    (.58)    (.20)    (.12)    (.28)     .53      .78          2.47*
Portfolio turnover rate (%) .....................    60.5     63.0     43.7     45.8     54.6     23.4            --
Average commission rate paid (b) ................  $.0019   $.0026   $   --   $   --   $   --   $   --        $   --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 31, 1996.
*   Annualized
**  Not annualized


                       20 - Scudder Global Discovery Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Discovery Fund (the "Fund"), formerly Scudder Global Small Company Fund, is a diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                       21 - Scudder Global Discovery Fund

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to


                       22 - Scudder Global Discovery Fund
investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $198,157,026 and $207,984,186, respectively. The aggregate face value of futures contracts opened and closed during the year ended October 31, 1997 was $2,837,457.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 1997, the fee pursuant to the Agreement amounted to $3,960,949, of which $357,145 is unpaid at October 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Included in services to shareholders is $851,578 charged to the Fund by SSC for the year ended October 31, 1997, of which $64,821 is unpaid at October 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $186,872, of which $15,665 is unpaid at October 31, 1997.


                       23 - Scudder Global Discovery Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $207,838, of which $35,323 is unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $51,127.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                       24 - Scudder Global Discovery Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Discovery Fund (formerly Scudder Global Small Company Fund) including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1997, and for the period September 10, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Discovery Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period ended October 31, 1997, and for the period September 10, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.


Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
December 12, 1997


                       25- Scudder Global Discovery Fund

                                 Tax Information

The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing all taxable distributions paid for 1997.

The Fund paid distributions of $.75 per share from net long-term capital gains during its fiscal year ended October 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $21,887,011 as capital gain dividends for its fiscal year ended October 31, 1997.

The Fund paid foreign taxes of $226,485 and the Fund recognized $1,484,744 of foreign source income during the fiscal year ended October 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.01 per share of foreign taxes and $.09 of income from foreign sources as having been paid in the fiscal year ended October 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.



                             Officers and Directors


Daniel Pierce*
Chairman of the Board,
Director, and Vice President

Nicholas Bratt*
President

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith  R. Fox
Director; Private Equity
Investor, Exeter Capital
Management Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director; Vice President and
Assistant Secretary

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Susan E. Gray*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

David S. Lee*
Vice President and Assistant
Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.


                       26 - Scudder Global Discovery Fund

                          Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Global Discovery Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Directors.


                                                    Number of Votes:
                                                    ----------------

                   Director                  For                      Withheld
                   --------                  ---                      --------

      Paul Bancroft III                   8,607,700                   463,245

      Sheryle J. Bolton                   8,599,774                   471,171

      William T. Burgin                   8,612,240                   458,705

      Thomas J. Devine                    8,599,452                   471,493

      Keith R. Fox                        8,600,721                   470,224

      William H. Gleysteen, Jr.           8,607,221                   463,724

      William H. Luers                    8,597,647                   473,298

      Daniel Pierce                       8,613,949                   456,996

      Kathryn L. Quirk                    8,581,204                   489,741


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

          For             Against            Abstain         Broker Non-Votes*
          ---             -------            -------         -----------------

       8,394,813          429,470            246,662              203,961

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------

          For             Against            Abstain         Broker Non-Votes*
          ---             -------            -------         -----------------

       8,397,029          752,157            417,172              186,292


                       27 - Scudder Global Discovery Fund

4. To approve the revision of certain fundamental investment policies.


                                                                         Number of Votes:
                                                                         ----------------

          Fundamental Policies                   For               Against              Abstain        Broker Non-Votes*
          --------------------                   ---               -------              -------        -----------------

       4.1  diversification                   7,911,548            585,998              369,438             203,961

       4.2  borrowing                         7,869,198            640,453              357,333             203,961

       4.3  senior securities                 7,899,167            602,779              365,038             203,961

       4.4  commodities                       7,879,634            626,028              361,322             203,961

       4.5  concentration                     7,901,015            597,924              368,045             203,961

       4.6  underwriting of securities        7,916,486            587,751              362,747             203,961

       4.7  investment in real estate         7,918,867            466,441              481,676             203,961

       4.8  lending                           7,894,547            484,822              487,615             203,961

5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         8,564,639                   173,363                    332,943


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                       28 - Scudder Global Discovery Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                       29 - Scudder Global Discovery Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       30 - Scudder Global Discovery Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                       31 - Scudder Global Discovery Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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